SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 24, 2005

                             Alpena Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

          Federal                       0-31957                  38-3567362
----------------------------     ---------------------      -------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
    of incorporation)                                       Identification No.)



100 S. Second Ave., Alpena, Michigan                                     49707
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events.

     On March 24, 2005, Alpena Bancshares, Inc. (the "Company") announced that it has received final regulatory approval to consummate the second-step mutual-to-stock conversion of Alpena Bancshares, M.H.C., and the related stock offering in which shares of common stock representing Alpena Bancshares, M.H.C.'s ownership interest in the Company will be sold to investors. Additionally, the Company announced that the plan of conversion and reorganization of Alpena Bancshares, M.H.C. and the issuance and contribution of cash and common stock to First Federal Community Foundation, a charitable foundation established by the Company, were approved by the stockholders of the Company and the members of Alpena Bancshares, M.H.C. on March 23, 2005.

     First Federal of Northern Michigan Bancorp, Inc., which will be the successor to the Company upon consummation, has accepted orders to purchase 1,699,869 shares of common stock at a purchase price of $10.00 per share. As a part of the conversion, public stockholders of the Company as of the consummation date will receive 1.8477 shares of First Federal of Northern
Michigan Bancorp, Inc. common stock in exchange for each of their existing shares of Company common stock. Cash will be issued in lieu of any fractional shares. The share exchange will occur on April 1, 2005.

     A press release dated March 24, 2005 and a press release dated March 29, 2005, giving details associated with the subscription offering and the community offering are attached as Exhibits 99.1 and 99.2 to this report.

Item 9.01.      Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

                Exhibit No.             Description
                -----------             -----------

                   99.1                 Press release dated March 24, 2005

                   99.2                 Press release dated March 29, 2005





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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ALPENA BANCSHARES, INC.


DATE:  March 30, 2005                 By:  /s/ Martin A. Thomson
                                           -------------------------------------
                                           Martin A. Thomson
                                           President and Chief Executive Officer






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